April 20, 2000

REMEC, INC.
9404 Chesapeake Drive
San Diego, California  92123

Attention:        Mike McDonald
                  Chief Financial Officer

                  Re: REMEC Inc. Trust 1998 A - Waiver and Fourth Amendment ("Amendment") to the Participation Agreement, dated as of August 25, 1998, (the "Participation Agreement").

Dear Mike:

         This Waiver and Fourth Amendment to Participation Agreement (this "Fourth Amendment"), dated as of April 20, 2000, is entered into among REMEC Inc., a California corporation, as Lessee; Union Bank of California, N.A. not in its individual capacity except as expressly stated herein but solely as Certificate Trustee; the Persons named on Schedule 1-A of the Participation Agreement (together with their respective permitted successors, assigns and transferees), as Certificate Purchasers; the Persons listed on Schedule 1-B of the Participation Agreement (together with their respective permitted successors, assigns and transferees), as Lenders; and Union Bank of California, N.A. as Agent.
                                   WITNESSETH:

         WHEREAS, Lessee, Lessor, Agent, the Certificate Purchasers and the Lenders have entered into that certain Participation Agreement, dated as of August 25, 1998 (as amended by those certain First, Second and Third Amendments to Participation Agreement, dated as of September 29, 1998, September 21, 1999 and February 24, 2000, respectively, the ("Participation Agreement") (capitalized terms used herein without definition shall have the same meanings ascribed to them in Appendix 1 to the Participation Agreement, except as modified pursuant to Section 2 below); and

         WHEREAS, the parties hereto desire to enter into this Amendment in order to amend the Participation Agreement with respect to the matters provided in this Amendment.

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual terms and conditions herein contained, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. WAIVER. Lessor, Agent and each of the Participants hereby waive for the fiscal quarter of Lessee ending January 31, 2000, and only for such fiscal quarter, compliance with the Funded Debt to EBITDA ration requirement set forth in Section 5.11 of the Participation Agreement, and agree that such noncompliance shall not constitute a

    Lease Default or a Lease Event of Default. The waiver here given is specific to the covenant, and for the fiscal quarter of Lessee, referred to above and shall not operate as a waiver of compliance by Lessee with any other covenants set forth in the Participation Agreement, or with the covenant set forth above for any other fiscal quarter of Lessee.

         Section 2. MODIFICATION TO PARTICIPATION AGREEMENT. The parties hereto amend the Participation Agreement as follows and all references to the words "Participation Agreement" shall hereinafter refer to the Participation Agreement as amended by this Section 2.

         2.1 Section 5.23 of the Participation Agreement is amended and restated in is entirety to read as follows:

         Section 5.23 PROFITABILITY. Lessee will not incur a net loss for any fiscal year (commencing with the fiscal year of Lessee ending January 31, 2001).

         Section 3. REPRESENTATION AND WARRANTIES. Lessee represents and warrants to each of the other parties hereto that each of the representations and warranties of Lessee contained the Participation Agreement and in each other Operative Document is true and correct in all material respects on the date hereof, with the same effect as though made on and as of such date and, for purposes of this paragraph, all references in such representations and warranties to the "Operative Documents" shall be deemed to include this Amendment.

         Section 4. EFFECTIVENESS. Subject to the execution and delivery of this Amendment by all parties hereto, this Amendment is entered into as of the date set forth in the preamble to this Amendment, but effective, however, as of April 20, 2000 (the "EFFECTIVE DATE").

         Section 5. APPLICABLE LAW. THIS AMENDMENT HAS BEEN DELIVERED IN, AND SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES OF SUCH STATE.

         Section 6. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each executed counterpart constituting an original but all together one agreement.

         Section 7. DIRECTION TO TRUSTEE. By signing this Amendment, the Participants authorize and direct Union Bank of California, N.A., as Certificate Trustee, and Union Bank of California, N.A., as Agent, to sign this Amendment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

Lessee:                                 REMEC, INC., a California corporation,
                                        as Lessee


                                        By: /s/ Michael McDonald
                                           -------------------------------------
                                        Name Printed:  Michael McDonald
                                        Title: Chief Financial Officer



Certificate Trustee:                    UNION BANK OF CALIFORNIA, N.A.,
                                        not in its capacity except as expressly
                                        stated herein, but solely as Certificate
                                        Trustee

                                        By: /s/ Andrew R. Ball
                                           -------------------------------------
                                        Name Printed:  Andrew R. Ball
                                        Title: Vice President


Agent:                                  UNION BANK OF CALIFORNIA, N.A.,
                                        not in its individual capacity except as expressly stated herein, but solely as Certificate Trustee

                                        By: /s/ Rick Young
                                           -------------------------------------
                                        Name Printed:  Rick Young
                                        Title: Vice President



Certificate Purchaser:                  BANKERS COMMERCIAL CORPORATION, as
                                        Certificate Purchaser

                                        By: /s/ Lance B. Markowitz
                                           -------------------------------------
                                        Name Printed:  Lance B. Markowitz
                                        Title: President


Lender:                                 UNION BANK OF CALIFORNIA, N.A.,
                                        not in its individual capacity except as expressly stated herein, but solely as Lender

                                        By: /s/ Rick Young
                                           -------------------------------------
                                        Name Printed:  Rick Young
                                        Title: Vice President